EXHIBIT 10.13d

Execution Version

SECOND AMENDMENT

TO

SECURITIES PURCHASE AGREEMENT AND NOTES

THIS SECOND AMENDMENT TO SECURITIES PURCHASE AGREEMENT AND NOTES (the “Amendment”), is made on October 29, 2019, by and among MEDMEN ENTERPRISES INC., a company incorporated under the laws of the Province of British Columbia (the “Company”), MM CAN USA, INC., a California corporation (“Holdings” and, with the Company, collectively, the “Borrowers”, and each a “Borrower”), each other Credit Party party hereto, the Purchasers signatory hereto (together with their successors and assigns as permitted under the Amended Purchase Agreement, collectively, the “Purchasers”, and each is a “Purchaser”), and Gotham Green Admin 1, LLC, a Delaware limited liability company (the “Collateral Agent”).

RECITALS:

A. The Borrowers, the Credit Parties, certain Purchasers (the “Initial Purchasers”) and the Collateral Agent entered into a Securities Purchase Agreement on April 23, 2019, which was amended by that certain First Amendment to Securities Purchase Agreement, Tranche 1 Notes and Tranche 2 Notes dated August 12, 2019 (as amended, the “Amended Purchase Agreement”).

B. Pursuant to the Amended Purchase Agreement, the Borrowers have issued to the Purchasers the Notes described in Exhibit A hereto, and the Company has issued to the Purchasers the Warrants described in Exhibit A hereto.

C. The Borrowers and each Purchaser desire to amend the Amended Purchase Agreement and the Notes issued prior to the date of this Amendment as set forth herein.

AGREEMENTS:

NOW, THEREFORE, in consideration of the mutual covenants contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Defined Terms. Capitalized terms used but not otherwise defined in this Amendment shall have the meanings ascribed thereto in the Amended Purchase Agreement, as amended by this Amendment (as amended, restated, supplemented or otherwise modified from time to time, the “Purchase Agreement”).

2. Amendment to Each Note.

(a)Article 4 of each Note issued prior to the date of this Amendment is hereby amended to add a new Section 4.7 to the end thereof, as follows:

“Section 4.7 Restriction on Conversion

Notwithstanding anything to the contrary herein or in any other Operative Document, neither the Borrowers nor the Holder shall convert any portion of the Obligations into Shares until on or after October 29, 2020.”

(b) Section 5.4 of each Note issued prior to the date of this Amendment is hereby amended and restated in its entirety as follows:

“Subject to Section 5.3 and the rest of this Section 5.4, beginning on the Second Amendment Effective Date, from time to time the Borrowers shall have the right to repay, in whole or in part, the then outstanding Principal Amount of this Note together with accrued and unpaid Interest and fees, plus the Applicable Premium. For purposes of this Note, “Applicable Premium” means, with respect to any prepayment occurring on or after the Second Amendment Effective Date and before the second anniversary of the Closing Date, five percent (5%) of the Principal Amount being repaid, and thereafter, three percent (3%) of the Principal Amount being repaid. The Borrowers shall notify the Holders in writing of their intent to make prepayment under this Section 5.4 at least ninety (90) days (or such shorter time as is acceptable to the Holder in its sole discretion) prior to the proposed prepayment date, and such notice shall include the Principal Amount, interest, fees and Applicable Premium to be paid on such prepayment date. Such prepayment will be paid by wire transfer of immediately available funds to the account designated by the Holder.”

3. Amendments to Amended Purchase Agreement. The Amended Purchase Agreement is hereby further amended as follows:

(a)Section 1.1 is amended by deleting the definitions of “20% Test Senior Debt to Market Capitalization Ratio”, “20% Test Market Capitalization”, “2019 Equity Issuance” and “At-the-Money Programs” in their entirety.

(b) The definitions of “Minimum Liquidity Amount”, “Notes”, “Tranche 3 Advance”, “Tranche 3 Notes” and “Tranche 4 Advance” are hereby amended and restated in their entirety as follows:

“Minimum Liquidity Amount” means, as of the Second Amendment Effective Date and at all times thereafter, $15,000,000, and increasing to $25,000,000 only upon the earlier to occur of the following events: (a) six (6) months having elapsed from the Second Amendment Effective Date, and (b) the date on which the Company’s consolidated Unencumbered Liquid Assets is greater than or equal to $100,000,000, and a certified calculation evidencing such amount, prepared and certified by the Company’s Chief Financial Officer, having been delivered to the Holders (which the Company shall deliver to the Holders promptly after reaching such amount of Unencumbered Liquid Assets).

“Notes” means, collectively, the Tranche 1 Notes, Tranche 2 Notes, Trance 3 Notes, Tranche 4 Notes, and Amendment Fee Notes, and each is a “Note”.

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“Tranche 3 Advance” means the aggregate amount funded by the Purchasers to the Borrowers on the Tranche 3 Funding Date, which shall equal $10,000,000.

“Tranche 3 Notes” means the first priority senior secured convertible notes issued on the Tranche 3 Funding Date by the Borrowers to the Purchasers in the aggregate principal amount of the Tranche 3 Advance, in substantially the form attached hereto as Exhibit A, as amended, modified, supplemented or restated from time to time, together with all notes issued in substitution or exchange therefor.

“Tranche 4 Advance” means the aggregate amount funded by the Purchasers to the Borrowers on the Tranche 4 Funding Date, which shall be an amount up to $115,000,000.

(c) The following definitions are hereby added to Section 1.1 in alphabetical order:

“Amendment Fee Notes” means the first priority senior secured convertible notes issued on the Second Amendment Effective Date by the Borrowers to the Purchasers in the aggregate principal amount of $18,750,000, in substantially the form attached hereto as Exhibit A, as amended, modified, supplemented or restated from time to time, together with all notes issued in substitution or exchange therefor.

“Illinois Subsidiaries” means, collectively, Future Transactions Holdings, LLC, MME Evanston Retail, LLC and 16820 East Twombly LLC, or such other entities as may be acquired by MM Enterprises USA, LLC (“MME USA”) to effectuate the transactions contemplated pursuant to that certain Membership Interest Purchase Agreement between MME USA and PharmaCann LLC dated October 7, 2019.

“Michigan Subsidiaries” means, collectively, Uldaman, LLC or such other entitles acquired by the Company or MME USA to effectuate the transaction contemplated pursuant to that certain Binding Term Sheet between the Company and Uldamann, LLC dated January 3, 2019.

“Second Amendment” means that certain Second Amendment to Securities Purchase Agreement and Notes dated as of the Second Amendment Effective Date, by and among the Borrowers, each other Credit Party signatory thereto, each Purchaser signatory thereto and the Collateral Agent.

“Second Amendment Effective Date” means October 29, 2019.

“Virginia Subsidiaries” means, collectively, PharmaCann Virginia LLC.

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(d) Section 4.3 is hereby amended and restated as follows:

“4.3 Accordion Advances. The Purchasers shall make the Tranche 2 Advance, Tranche 3 Advance and Tranche 4 Advance subject to the fulfillment on or prior to the applicable Funding Date of each of the following conditions, as applicable to each such Advance, in each case, in a manner, form and substance reasonably satisfactory to the Purchasers:

(a) The Tranche 3 Funding Date shall be no later than thirty (30) days after the Second Amendment Effective Date, subject in any event to the conditions set forth in all subsections of Section 4.3 which are applicable to all Advances or specifically to the Tranche 3 Advance;

(b) Notwithstanding anything to the contrary herein, any or all Purchasers may elect not to fund the Tranche 4 Advance in its or their sole discretion;

(c) With respect to the Tranche 4 Advance, the Borrowers shall have notified the Purchasers of their desire to draw the applicable Advance at least ninety (90) days prior to the proposed Funding Date, which notice shall be in writing signed by a Responsible Officer of the Company and each other Borrower, specify the proposed Funding Date and provide evidence reasonably satisfactory to the Purchasers that the Company has satisfied the applicable condition set forth in this Section 4.3; provided that, the Purchasers have no obligation to fund the Applicable Advance, and each Purchaser may accept or decline to do so in its sole discretion, within ninety (90) days after their receipt of such notice, and in any event subject to the satisfaction or the Purchasers’ waiver of each applicable condition in this Section 4.3;

(d) The Borrowers and the Company, respectively, shall have delivered the Tranche 2 Notes and Tranche 2 Warrants to the Purchasers on the Tranche 2 Funding Date, the Tranche 3 Notes and Tranche 3 Warrants to the Purchasers on the Tranche 3 Funding Date, and the Tranche 4 Notes and Tranche 4 Warrants to the Purchasers on the Tranche 4 Funding Date;

(e) The representations and warranties of the Credit Parties contained in ARTICLE V hereof and in the other Operative Documents shall be true and correct as of the applicable Funding Date as if made on the applicable Funding Date (except to the extent expressly made as of a prior date (other than the Closing Date, which shall be read to be the Funding Date), in which case such representations and warranties shall be true and correct as of such earlier date), with exceptions to the foregoing being disclosed to the Purchasers in the form of updated Schedules to this Agreement; provided that any such exception does not represent a change occurring since the Closing Date, or an event or circumstance which the Credit Parties failed to disclose in the Schedules hereto on the Closing Date, that has resulted or could reasonably be expected to result in a Material Adverse Effect;

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(f) Each Credit Party shall have performed and complied with all of the terms, covenants, agreements and conditions to be performed or complied with by it on or prior to the applicable Funding Date (other than any failure to perform or comply with such terms, covenants, agreements and conditions which the Purchasers have waived in writing), and, to the extent that any schedules hereto are incomplete or inaccurate as of the applicable Funding Date, the Credit Parties shall deliver updated schedules;

(g) No Default or Event of Default shall have occurred and be continuing, or would result from, the making of the applicable Advance or from the application of proceeds therefrom;

(h) To the extent that the Perfection Certificate last delivered to Purchasers by the Credit Parties is incomplete or inaccurate as of the applicable Funding Date, the Credit Parties shall execute and deliver to the Purchasers an updated Perfection Certificate on or before the applicable Funding Date;

(i) The Company and the other Borrowers shall have executed and delivered to the Purchasers a certificate executed by a Responsible Officer of the Company and the other Borrowers, dated as of the applicable Funding Date, as to the satisfaction of the applicable conditions set forth in this Section 4.3; and

(j) Any share price set out in this Agreement shall be subject to adjustment from time to time in the same manner as is set out in Section 4.5 of the Notes with respect to the Conversion Price.”

(e) Section 7.3(o) is hereby amended and restated as follows:

“(o) (i) on each Tuesday following the Second Amendment Effective Date, beginning on October 29, 2019 the Borrowers shall deliver to the Collateral Agent for distribution to the Holders a 13-week cash forecast in the form attached to Appendix I to the Second Amendment, with such form subject to adjustment by the Borrowers with the approval of the Collateral Agent (not to be unreasonably withheld); and

(ii) no later than five (5) Business Days after the end of each fiscal month, the Borrowers shall deliver to the Collateral Agent for distribution to the Holders a written report showing the monthly financial performance for the prior fiscal month indicating any variances to the Company’s budget as previously delivered to the Collateral Agent and approved by the Board, in the form attached to Appendix II to the Second Amendment, with such form subject to adjustment by the Borrowers with the approval of the Collateral Agent (not to be unreasonably withheld).”

(f) Section 7.18 is hereby amended by deleting the second and third sentences thereof in their entirety.

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(g) Section 7.19(a) is hereby amended and restated as follows:

“(a) Minimum Liquidity. Commencing on the Tranche 1-B Funding Date, the Company and the Borrowers and their respective Subsidiaries on a consolidated basis shall at all times maintain Unencumbered Liquid Assets with a value greater than or equal to the applicable Minimum Liquidity Amount.”

(h) Section 7.19(c) is hereby deleted in its entirety.

(i) Section 8.1(m) is hereby amended and restated in its entirety as follows:

“(m) Liens incurred to secure Permitted Acquisition Debt;”

(j) Section 8.2(h) is hereby amended and restated as follows:

“(h) Indebtedness to the extent (and without duplication) constituting Investments made by the Credit Parties as expressly permitted under Section 8.5, but subject to clauses (n), (p) and (q) of Section 8.2;”

(k) Section 8.2 is amended by deleting the word “and” before “(p)”, and amending and restating subsection (p) of Section 8.2 as follows:

“(p) Indebtedness incurred by the Arizona Subsidiaries on terms and conditions substantially the same as those described in Schedule 8.2(p), provided that, notwithstanding anything to the contrary in such schedule, such Indebtedness does not exceed $27,000,000 in the aggregate; and (q) Indebtedness incurred by any Credit Party or Subsidiary after the Second Amendment Effective Date in connection with a Permitted Acquisition which is either assumed by a Credit Party or Subsidiary in connection with such Permitted Acquisition or incurred by a Credit Party or Subsidiary to pay a portion of the purchase price in connection with such Permitted Acquisition, provided that (i) such Indebtedness does not exceed $50,000,000 in the aggregate, (ii) at the time such Indebtedness is incurred, no Default or Event of Default exists or would result from the incurrence thereof, (iii) such Indebtedness is on terms no less favorable to such Subsidiary or any Credit Party than would be obtained in a comparable arm’s length transaction under similar market and economic conditions, (iv) with respect to each incurrence and in the aggregate, the amount of Indebtedness does not exceed thirty percent (30%) of the fair market value of the Property acquired in connection with such Permitted Acquisition, (v) the lender with respect to such Indebtedness enters into a Subordination Agreement with the Collateral Agent and Holders, pursuant to which such lender may have first lien priority only with respect to the collateral acquired in connection with such Permitted Acquisition and the Collateral Agent, for the benefit of the Holders, shall have a second lien position with respect to collateral acquired in connection with such Permitted Acquisition, and for avoidance of doubt such lender would have no lien on any other Property of the Credit Parties, and (vi) the Credit Parties comply with Section 7.12 in connection with such Permitted Acquisition, subject to any Subordination Agreement related thereto (collectively, “Permitted Acquisition Debt”).”

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(l) Section 8.3(k) is hereby amended and restated as follows: “(k) dispositions of other Property provided that:

(A) no Default or Event of Default exists or would result from such disposition;

(B) such disposition is

(i) of the Arizona Subsidiaries, Illinois Subsidiaries, Michigan Subsidiaries or Virginia Subsidiaries, or Property owned or contemplated to be owned by such Subsidiaries as of the Second Amendment Effective Date (collectively, the “Subsidiary Sales”), in each case, on terms no less favorable to such Subsidiary or any Credit Party than would be obtained in a comparable arm’s length transaction under similar market and economic conditions, and without the prior written consent of the Purchasers (which consent shall not be unreasonably withheld, conditioned or delayed), in no event for cash consideration less than $27,500,000 in the case of the Arizona Subsidiaries (or in the event the Arizona Subsidiaries are not sold as a package, $11,000,000 for the entities or assets comprising the operations of EBA Holdings, Inc., $12,375,000 for the entities or assets comprising the operations of CSI Solutions, LLC and $4,125,000 for the entities or assets comprising the operations of Kannaboost Technology, Inc.), $1,5000,000 in the case of the Michigan Subsidiaries, $7,500,000 in the case of the Virginia Subsidiaries and $35,000,000 in the case of the Illinois Subsidiaries (or in the event the Illinois Subsidiaries are not sold as a package, $15,000,000 for the Hillcrest cultivation entity and $10,000,000 for each dispensary entity), or

(ii) of Property with respect to which (x) such disposition closed and the relevant Credit Parties or Subsidiaries received the proceeds of such sale on or after January 1, 2021, (y) the consideration received by the Credit Parties or Subsidiaries for each such disposition shall be at least 75% cash, Cash Equivalents or free trading securities that are converted to cash within 30 days, and (z) the total consideration received by such Credit Parties or Subsidiaries for such Property shall have a fair market value not exceeding, in the aggregate, (1) $12,500,000 during the period beginning January 1, 2021 and ending June 30, 2021, and (2) $25,000,000 during any Fiscal Year thereafter; and

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(C) the Company has provided copies of the definitive documentation for such disposition (which may be subject to any immaterial changes prior to closing, so long as such changes are not adverse to any Holder) to the Collateral Agent at least five (5) days prior to the closing thereof or any Credit Party’s or Subsidiary’s receipt of consideration therefor, provided, however, that with respect the sale of the Illinois Subsidiaries, if the definitive documentation for such sale is signed within five (5) days after the Second Amendment Effective Date, the Company shall provide such documentation to the Collateral Agent as soon as possible after the Second Amendment Effective Date;

(D) the Company has notified the Holders in writing of its intended use of cash consideration received with respect to such disposition, which shall include either funding an Investment permitted hereunder within twelve (12) months after receipt thereof (the “Reinvestment Period”), using such cash to satisfy Section 7.19(a), or a prepayment of Obligations, which prepayment shall in any event be subject to all prepayment premiums or fees set forth in the Notes (and provided further, that if the Credit Parties fail to fund an Investment within the Reinvestment Period, make a prepayment or notify the Holders of its intended use to satisfy Section 7.19(a), and such cash is not required to satisfy Section 7.19(a), then, immediately upon expiration of the Reinvestment Period, the Credit Parties shall offer to the Holders to make a prepayment under the Notes in an amount equal to such cash consideration, which prepayment each Holder may forego in its sole discretion).”

(m) Section 8.8 is amended by replacing the second “(g)” with “(h)”, deleting the word “or” before such “(h)”, and adding the following to the end of such section before the “.” at the end of such section:

“(i) guaranties with respect to Permitted Acquisitions to secure payments of purchase price in connection therewith, including, without limitation, earnout payments, seller notes and other deferred purchase price payments which are otherwise permitted under this Agreement”

(n) Section 8.17 is hereby amended and restated in its entirety, as follows:

“Except in connection with Treehouse REIT Transactions (which shall not be prohibited) or with the prior written consent of the Majority Holders (such consent not to be unreasonably withheld), become or remain liable as lessee or as guarantor or other surety with respect to any lease, whether an operating lease or a Capital Lease, (a) of any Material Real Property that any Credit Party or any Subsidiary has sold or transferred (or is to sell or transfer) to a Person that is not a Credit Party or (b) that any Credit Party or any Subsidiary intends to use for substantially the same purpose as any other Material Real Property that, in connection with such lease, has been sold or transferred by any Credit Party or any Subsidiary to another Person.”

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(o) Section 8.22 is hereby deleted in its entirety.

(p) The form of Note set forth on Exhibit A to the Amended Purchase Agreement is hereby amended by replacing it in its entirety with the form of Note attached to this Amendment as Exhibit B.

4. Conditions to Effectiveness of Amendment. The amendments to the Amended Purchase Agreement in this Amendment shall be effective as of the Second Amendment Effective Date subject only to the satisfaction of each of the following conditions:

(a)The Purchasers shall have received this Amendment, duly executed by the Credit Parties, the Purchasers and the Collateral Agent, and the Amendment Fee Notes, duly executed by the Borrowers, the Purchasers and the Collateral Agent.

(b) As of the Second Amendment Effective Date,

(i) no Default or Event of Default shall have occurred and be continuing other than as are being waived pursuant to the Limited Waiver and Release among the parties hereto and dated of even date herewith;

(ii) the representations and warranties of the Credit Parties contained in ARTICLE V of the Amended Purchase Agreement and in the other Operative Documents shall be true and correct as of the Second Amendment Effective Date as if made on the Second Amendment Effective Date (except to the extent expressly made as of a prior date (other than the Closing Date, which shall be read to be the Second Amendment Effective Date), in which case such representations and warranties shall be true and correct as of such earlier date), with updated qualifications and exceptions to such representations and warranties as of the Second Amendment Effective Date being disclosed to the Purchasers in the form of updated Schedules to the Purchase Agreement; and

(iii) each Credit Party shall have performed and complied with all of the terms, covenants, agreements and conditions to be performed or complied with by it on or prior to the Second Amendment Effective Date (other than any failure to perform or comply with such terms, covenants, agreements and conditions which the Purchasers have waived in writing), and, to the extent that any schedules to the Purchase Agreement are incomplete or inaccurate as of the Second Amendment Effective Date, the Credit Parties shall deliver updated schedules.

5. Survival and Reaffirmation. By execution hereof, the Company, the Borrower and each other Credit Party respectively agrees as follows:

(a) That, except as herein modified or amended, all terms, conditions, covenants, representations and warranties contained in the Operative Documents, as amended, shall remain in full force and effect, and that each of the undersigned hereby acknowledges this Amendment.

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(b) That the liability of the Borrowers and each other Credit Party howsoever arising or provided for in the Amended Purchase Agreement, the Notes and the other Operative Documents, as hereby modified or amended, is hereby reaffirmed.

(c) That this Amendment does not constitute nor should it be construed as a waiver of any current or future defaults of either Borrower or any other Credit Party under any Operative Document, including without limitation, defaults of any financial covenants (as amended hereby) to be maintained by the Credit Parties, or of any Holder’s right to enforce all of its rights and remedies whether now or in the future.

6. Reaffirmation of Guaranty. By signing this Amendment, the Company and each Guarantor hereby extends, reaffirms, ratifies and confirms its guaranty of the Obligations (each is a “Guaranty”) in its entirety and hereby ratifies and confirms that: (a) such Guaranty and all other Operative Documents remain in full force and effect in accordance with its terms; (b) there are no defenses, setoffs or counterclaims with respect thereto; and (c) such Guaranty continues to guaranty the Obligations of the Borrowers under the Operative Documents in accordance with its terms.

7. Representations and Warranties of the Credit Parties. The Borrowers and each other Credit Party hereby represents and warrants to the Purchasers as follows:

(a)No default, Event of Default or event of acceleration under any Operative Document, as modified herein, nor any event, that, with the giving of notice or the passage of time or both, would be a default, an Event of Default or event of acceleration under any Operative Document, as modified herein, has occurred and is continuing.

(b) There has been no material adverse change in the financial condition of the Credit Parties, taken as a whole, or any other person whose financial statement has been delivered to Purchasers in connection with the Obligations from the most recent financial statements received by Purchasers.

(c) None of the Credit Parties has any claims, counterclaims, defenses or set-offs with respect to the Obligations or any other Operative Document, as modified herein.

(d) The Operative Documents, as modified herein, are the legal, valid and binding obligations of the Borrowers and each other Credit Party, as applicable, enforceable against such party in accordance with their terms.

8. Operative Document. This Amendment is for all purposes an “Operative Document” as defined in the Amended Purchase Agreement, and all references to the “Agreement”, “Notes”, “Tranche 1 Notes” and “Tranche 2 Notes” in the Amended Purchase Agreement shall include and incorporate this Amendment, as applicable.

9. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REFERENCE TO CONFLICTS OF LAW PROVISIONS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

[SIGNATURE PAGE FOLLOWS.]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

COMPANY:		HOLDINGS:

MEDMEN ENTERPRISES INC.		MM CAN USA, INC.
a company incorporated under the laws of the Province of British Columbia		a California corporation

By:	(Signed) "Adam Bierman"	By:	(Signed) "Adam Bierman"
Name:	Adam Bierman	Name:	Adam Bierman
Its:	CEO	Its:	CEO

OTHER CREDIT PARTIES:

MM Enterprises USA, LLC
a Delaware limited liability company

By:	MM CAN USA, Inc.,
a California corporation, its Manager

By:	(Signed) "Adam Bierman"
Name:	Adam Bierman
Its:	CEO

MMOF Vegas Retail, Inc.
a Nevada corporation

By:	(Signed) "Adam Bierman"
Name:	Adam Bierman
Its:	CEO

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MMOF Vegas, LLC		MMNV2 Holdings I, LLC
a Nevada limited liability company		a Nevada limited liability company

By:	MM Enterprises USA, LLC,	By:	MM Enterprises USA, LLC,
	Its Sole Member		Its Sole Member

By:	MM CAN USA, Inc.,	By:	MM CAN USA, Inc.,
	a California corporation, its Manager		a California corporation, its Manager

By:	(Signed) "Adam Bierman"	By:	(Signed) "Adam Bierman"
Name:	Adam Bierman	Name:	Adam Bierman
Its:	CEO	Its:	CEO

MMOF Fremont Retail, Inc.		MMNV2 Holdings V, LLC
a Nevada corporation		a Nevada limited liability company

By:	(Signed) "Adam Bierman"	By:	MM Enterprises USA, LLC,
Name:	Adam Bierman		Its Sole Member
Its:	CEO
		By:	MM CAN USA, Inc.,
MMOF Fremont, LLC			a California corporation,
a Nevada limited liability company			its Manager

By:	MM Enterprises USA, LLC,	By:	(Signed) "Adam Bierman"
	Its Sole Member	Name:	Adam Bierman
		Its:	CEO
By:	MM CAN USA, Inc.,
	a California corporation,	Manlin DHS Development, LLC
	its Manager	a Nevada limited liability company

By:	(Signed) "Adam Bierman"	By:	MM Enterprises USA, LLC,
Name:	Adam Bierman		Its Sole Member
Its:	CEO
		By:	MM CAN USA, Inc.,
a California corporation,
its Manager

		By:	(Signed) "Adam Bierman"
		Name:	Adam Bierman
		Its:	CEO

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Desert Hot Springs Green Horizons, Inc.		MME MFDST, Inc.
a California corporation		a California corporation

By:	(Signed) "Adam Bierman"	By:	(Signed) "Adam Bierman"
Name:	Adam Bierman	Name:	Adam Bierman
Its:	CEO	Its:	CEO

NVGN RE Holdings, LLC		MME GNTX, LLC
a Nevada limited liability company		a California limited liability company

By:	MM Enterprises USA, LLC, Its Sole Member	By:	MM Enterprises USA, LLC, Its Sole Member

By:	MM CAN USA, Inc.,	By:	MM CAN USA, Inc.,
	a California corporation, its Manager		a California corporation, its Manager

By:	(Signed) "Adam Bierman"	By:	(Signed) "Adam Bierman"
Name:	Adam Bierman	Name:	Adam Bierman
Its:	CEO	Its:	CEO

MME Florida, LLC		ICH California Holdings Ltd.
a Florida limited liability company		a California corporation

By:	MM Enterprises USA, LLC,	By:	(Signed) "Adam Bierman"
	Its Sole Member	Name:	Adam Bierman
		Its:	CEO
By:	MM CAN USA, Inc.,
	a California corporation, its Manager	Rochambeau, Inc. a California corporation

		By:	(Signed) "Adam Bierman"
By:	(Signed) "Adam Bierman"	Name:	Adam Bierman
Name:	Adam Bierman	Its:	CEO
Its:	CEO

MME Culver Retail, Inc.
a California corporation

By:	(Signed) "Adam Bierman"
Name:	Adam Bierman
Its:	CEO

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MME Mountain View, Inc.		The Source Santa Ana
a California corporation		a California corporation

By:	(Signed) "Adam Bierman"	By:	(Signed) "Adam Bierman"
Name:	Adam Bierman	Name:	Adam Bierman
Its:	CEO	Its:	CEO

MME Pasadena Retail, Inc.		MMOF Santa Monica, Inc.
a California corporation		a California corporation

By:	(Signed) "Adam Bierman"	By:	(Signed) "Adam Bierman"
Name:	Adam Bierman	Name:	Adam Bierman
Its:	CEO	Its:	CEO

Medmen South Lake Tahoe, LLC a California limited liability company		MMOF SM, LLC a California limited liability company

By:	MM Enterprises USA, LLC, Its Sole Member	By:	MM Enterprises USA, LLC, Its Sole Member

By:	MM CAN USA, Inc., a California corporation, its Manager	By:	MM CAN USA, Inc., a California corporation, its Manager

By:	(Signed) "Adam Bierman"	By:	(Signed) "Adam Bierman"
Name:	Adam Bierman	Name:	Adam Bierman
Its:	CEO	Its:	CEO

Sure Felt LLC a California limited liability company

By:	MM Enterprises USA, LLC, Its Sole Member

By:	MM CAN USA, Inc.,
a California corporation, its Manager

By:	(Signed) "Adam Bierman"
Name:	Adam Bierman
Its:	CEO

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PURCHASERS:		COLLATERAL AGENT:

GOTHAM GREEN FUND 1, L.P.		GOTHAM GREEN ADMIN 1, LLC
By:	Gotham Green GP 1, LLC
Its:	General Partner	By:	(Signed) "Jason Adler"
		Name:	Jason Adler
By:	(Signed) "Jason Adler"	Its:	Managing Member
Name:	Jason Adler
Title:	Managing Member

GOTHAM GREEN FUND 1 (Q), L.P.
By:	Gotham Green GP 1, LLC
Its:	General Partner

By:	(Signed) "Jason Adler"
Name:	Jason Adler
Title:	Managing Member

GOTHAM GREEN FUND II, L.P.
By:	Gotham Green GP II, LLC
Its:	General Partner

By:	(Signed) "Jason Adler"
Name:	Jason Adler
Title:	Managing Member

GOTHAM GREEN FUND II (Q), L.P.
By:	Gotham Green GP II, LLC
Its:	General Partner

By:	(Signed) "Jason Adler"
Name:	Jason Adler
Title:	Managing Member

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GOTHAM GREEN PARTNERS SPV IV, L.P.
By:	Gotham Green Partners SPV IV GP, LLC
Its:	General Partner

By:	(Signed) "Jason Adler"
Name:	Jason Adler
Title:	Managing Member

PURA VIDA MASTER FUND, LTD.
By:	Pura Vida Investments, LLC,
its	Investment Manager

By:	(Signed) "Jason Adler"
Name:	Efrem Kamen
Title:	Managing Member

PURA VIDA PRO SPECIAL OPPORTUNITY MASTER FUND, LTD.

By:	Pura Vida Pro, LLC,
its	Investment Manager

By:	(Signed) "Jason Adler"
Name:	Efrem Kamen
Title:	Managing Member

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EXHIBIT A

Description of Notes and Warrants Issued to Date

Notes:

Date Issued	Tranche	Purchaser	Initial Principal Amount	Conversion Price
4/23/19	1-A	Gotham Green Fund 1, L.P.	$999,875.00	$2.55
4/23/19	1-A	Gotham Green Fund 1 (Q), L.P.	$4,000,125.00	$2.55
4/23/19	1-A	Gotham Green Fund II, L.P.	$2,199,300.00	$2.55
4/23/19	1-A	Gotham Green Fund II (Q), L.P.	$12,800,700.00	$2.55
5/22/19	1-B	Gotham Green Fund 1, L.P.	$774,903.13	$2.55
5/22/19	1-B	Gotham Green Fund 1 (Q), L.P.	$3,100,096.68	$2.55
5/22/19	1-B	Gotham Green Fund II, L.P.	$1,704,457.50	$2.55
5/22/19	1-B	Gotham Green Fund II (Q), L.P.	$9,920,542.50	$2.55
5/22/19	1-B	Gotham Green Partners SPV IV, L.P.	$52,000,000.00	$2.55
5/22/19	1-B	Pura Vida Pro Special	$3,000,000.00	$2.55
		Opportunity Master Fund, Ltd.
5/22/19	1-B	Pura Vida Master Fund, Ltd.	$9,500,000.00	$2.55
7/12/19	2	Gotham Green Fund 1, L.P.	$443,694.53	$2.17
7/12/19	2	Gotham Green Fund 1 (Q), L.P.	$1,775,055.47	$2.17
7/12/19	2	Gotham Green Fund II, L.P.	$975,939.38	$2.17
7/12/19	2	Gotham Green Fund II (Q), L.P.	$5,680,310.63	$2.17
7/12/19	2	Gotham Green Partners SPV IV, L.P.	$13,000,000.00	$2.17
7/12/19	2	Pura Vida Pro Special	$750,000.00	$2.17
		Opportunity Master Fund, Ltd.
7/12/19	2	Pura Vida Master Fund, Ltd.	$2,375,000.00	$2.17

Warrants:

Date Issued	Tranche	Purchaser	Number of Warrants	Exercise Price
4/23/19	1-A-1	Gotham Green Fund 1, L.P.	100,848	$3.718
4/23/19	1-A-1	Gotham Green Fund 1 (Q), L.P.	403,455	$3.718
4/23/19	1-A-1	Gotham Green Fund II, L.P.	221,823	$3.718

Date Issued	Tranche	Purchaser	Number of Warrants	Exercise Price
4/23/19	1-A-1	Gotham Green Fund II (Q), L.P.	1,291,087	$3.718
4/23/19	1-A-2	Gotham Green Fund 1, L.P.	29,134	$4.29
4/23/19	1-A-2	Gotham Green Fund 1 (Q), L.P.	116,554	$4.29
4/23/19	1-A-2	Gotham Green Fund II, L.P.	64,082	$4.29
4/23/19	1-A-2	Gotham Green Fund II (Q), L.P.	372,981	$4.29
5/22/19	1-B-1	Gotham Green Fund 1, L.P.	78,157	$3.718
5/22/19	1-B-1	Gotham Green Fund 1 (Q), L.P.	312,677	$3.718
5/22/19	1-B-1	Gotham Green Fund II, L.P.	171,912	$3.718
5/22/19	1-B-1	Gotham Green Fund II (Q), L.P.	1,000,592	$3.718
5/22/19	1-B-1	Gotham Green Partners SPV IV, L.P.	5,244,755	$3.718
5/22/19	1-B-1	Pura Vida Pro Special	302,582	$3.718
		Opportunity Master Fund, Ltd.
5/22/19	1-B-1	Pura Vida Master Fund, Ltd.	958,176	$3.718
5/22/19	1-B-2	Gotham Green Fund 1, L.P.	22,578	$4.29
5/22/19	1-B-2	Gotham Green Fund 1 (Q), L.P.	90,329	$4.29
5/22/19	1-B-2	Gotham Green Fund II, L.P.	49,663	$4.29
5/22/19	1-B-2	Gotham Green Fund II (Q), L.P.	289,060	$4.29
5/22/19	1-B-2	Gotham Green Partners SPV IV, L.P.	1,515,151	$4.29
5/22/19	1-B-2	Pura Vida Pro Special	87,412	$4.29
		Opportunity Master Fund, Ltd.
5/22/19	1-B-2	Pura Vida Master Fund, Ltd.	276,806	$4.29
7/12/19	2-I	Gotham Green Fund 1, L.P.	52,670	$3.159
7/12/19	2-I	Gotham Green Fund 1 (Q), L.P.	210,714	$3.159
7/12/19	2-I	Gotham Green Fund II, L.P.	115,852	$3.159
7/12/19	2-I	Gotham Green Fund II (Q), L.P.	674,300	$3.159
7/12/19	2-I	Gotham Green Partners SPV IV, L.P.	1,543,209	$3.159
7/12/19	2-I	Pura Vida Pro Special	89,031	$3.159
		Opportunity Master Fund, Ltd.
7/12/19	2-I	Pura Vida Master Fund, Ltd.	281,932	$3.159
7/12/19	2-II	Gotham Green Fund 1, L.P.	15,215	$3.645
7/12/19	2-II	Gotham Green Fund 1 (Q), L.P.	60,872	$3.645
7/12/19	2-II	Gotham Green Fund II, L.P.	33,468	$3.645
7/12/19	2-II	Gotham Green Fund II (Q), L.P.	194,798	$3.645
7/12/19	2-II	Gotham Green Partners SPV IV, L.P.	445,816	$3.645
7/12/19	2-II	Pura Vida Pro Special	25,720	$3.645
		Opportunity Master Fund, Ltd.
7/12/19	2-II	Pura Vida Master Fund, Ltd.	81,447	$3.645

EXHIBIT B

Form of Note

See attached.

Form of Note

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE TE SECURITY BEFORE [●], 20__.1

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR UNDER ANY STATE SECURITIES LAWS, AND THE SECURITIES REPRESENTED HEREBY MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT IN COMPLIANCE WITH APPLICABLE LOCAL LAWS AND REGULATIONS, (C) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY (1) RULE 144 THEREUNDER, IF AVAILABLE, OR (2) 144A THEREUNDER, IF AVAILABLE, AND, IN EACH CASE, IN COMPLIANCE WITH APPLICABLE U.S. STATE SECURITIES LAWS, OR (D) WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY, PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, PROVIDED THAT, IN THE CASE OF (C)(1) AND (D) ABOVE, AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY IS PROVIDED TO THE EFFECT THAT SUCH TRANSFER DOES NOT REQUIRE REGISTRATION UNDER THE US. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS.

MEDMEN ENTERPRISES INC.

MM CAN USA, INC.

SENIOR SECURED CONVERTIBLE NOTE

Tranche	Date: [●], 20__

ARTICLE 1

PRINCIPAL AND INTEREST

1.1

Promise to Pay

FOR VALUE RECEIVED, the undersigned, MEDMEN ENTERPRISES INC., a corporation incorporated under the laws of the Province of British Columbia (the “Company”), and MM CAN USA, INC., a California corporation (the “US Borrower” and, with the Company, collectively, the “Borrowers”, and each a “Borrower”)2, jointly and severally, each hereby acknowledges itself indebted to and promises to pay to the order of [●] , a [●] , and its successors and permitted assigns (the “Holder” or “Purchaser”) on the earlier of (the “Maturity Date”) (a) the later of (i) the three (3) year anniversary of the Closing Date (the “Initial Maturity Date”), (ii) the date that is twelve (12) months after the three (3) year anniversary of the Closing Date, if extended by the Borrowers in accordance with Section 3.2 hereof (the “Extended Maturity Date”), or (iii) the date that is twelve (12) months after any extension resulting from a forced conversion of the Obligations in accordance with Section 4.3(b) hereof; provided that, notwithstanding the foregoing or anything to the contrary in the Operative Documents, the Maturity Date shall be no later than the four (4) year anniversary of the Closing Date, and (b) such earlier date as the Principal Amount (as hereinafter defined) may become payable in accordance with the provisions of this senior secured convertible note (this “Note"), the principal amount of [●] dollars in lawful money of the United States (together with all Interest accrued and paid in kind under Section 3.3(a), collectively, the “Principal Amount”) and to accrue interest (“Interest”) on the Principal Amount outstanding from time to time at the Applicable Interest Rate (as hereinafter defined) until the Principal Amount of the Note is repaid in full in accordance with its terms.

______________

1 Insert date that is four months and one day after issuance.

2 Insert any new borrowers joined to the Securities Purchase Agreement since the Closing Date.

The Borrowers shall pay Interest in accordance with Section 3.3. Any Obligations (as defined in the Securities Purchase Agreement, defined below) arising out of this Note, including without limitation the Principal Amount and the Interest, shall be referred to herein as the “Obligations”. The Holder acknowledges that this Note is one of a series of notes of substantially identical terms and conditions (other than the Optional Conversion Price, which may differ) (collectively, the “Notes”) issued by the Borrowers to the Holder and other holders (such holders with the Holder, collectively, the “Holders”) under the terms of the Securities Purchase Agreement.

ARTICLE 2

INTERPRETATION AND GENERAL PROVISIONS

2.1 Interpretation

Capitalized terms used herein without definition shall have the meaning ascribed thereto in the Securities Purchase Agreement dated April 23, 2019 (as amended, restated, supplemented or otherwise modified from time to time, the “Securities Purchase Agreement”) among the Holders, the Borrowers, the other Credit Parties party thereto and the Collateral Agent providing for, inter alia, the purchase of this Note by the Holder.

2.2 Plurality and Gender

Words importing the singular number only shall include the plural and vice versa and words importing the masculine gender shall include the feminine and neuter genders and vice versa and words importing Persons shall include firms and corporations and vice versa.

2.3 Headings, etc.

The division of this Note into Articles, Sections, subsections and paragraphs and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Note.

2.4 Day Not a Business Day

In the event that any day on or before which any action is required to be taken hereunder is not a Business Day, then such action shall be required to be taken at or before the requisite time on the next succeeding day that is a Business Day.

2.5 Currency

Any reference in this Note to “Dollars”, “dollars” or the sign “$” shall be deemed to be a reference to lawful money of the United States.

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ARTICLE 3

PAYMENT OF PRINCIPAL AND INTEREST

3.1 The Obligations shall be due and payable without deduction or withholding for taxes of any kind or nature, except to the extent required by applicable law, immediately on the earlier of:

(a)	the Maturity Date; and

(b)	the occurrence and continuance of an Event of Default (as hereinafter defined).

3.2 The Borrowers have the right to extend the Initial Maturity Date by twelve (12) months at their sole option, provided that:

(a)	the Initial Maturity Date is extended with respect to all Notes then outstanding;

(b)	the Borrowers notify the Holders in writing at least sixty (60) days prior to the Initial Maturity Date; and

(c)	on or prior to the Initial Maturity Date the Borrowers pay to the Holders a fee equal to one percent (1.0%) of the principal amount outstanding under all Notes then outstanding by wire transfer of immediately available funds to the account(s) designated by the Holders.

The Borrowers have the right to extend the Initial Maturity Date to the Extended Maturity Date under this Section 3.2 after any exercise of the Accelerated Conversion Right, such that the Maturity Date of the remaining Notes may be extended as a result of the exercise of the rights in this Section 3.2, subject to the limits in Section 4.3.

3.3 Interest shall accrue at the Applicable Interest Rate and shall be calculated on the basis of the actual days elapsed in the period for which such Interest is to accrue and on the basis of a year of 360 days. The Borrowers shall pay Interest on each Interest Payment Date as follows:

(a)	Interest due on any Interest Payment Date prior to the one year anniversary of the Closing Date shall accrue and may, at the Borrower’s option upon written notice to Holder, either (i) be added to the Principal Amount, with such amount accruing Interest as part of the Principal Amount of the Obligations, and such interest paid in kind shall be payable on the date that all remaining Principal Amount is due and payable pursuant hereto, or (ii) be paid in cash in arrears to the Holder, by wire transfer of immediately available funds to the account designated by Holder from time to time; and

(b)	Interest due on any Interest Payment Date on or after the one year anniversary of the Closing Date shall be paid in cash in arrears to the Holder, by wire transfer of immediately available funds to the account designated by Holder from time to time.

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3.4 For purposes of this Note, the following terms shall have the definitions set forth in this Section 3.4:

(a)	“Applicable Interest Rate” means, as of any date, LIBOR plus six percent (6.0%) per annum.

(b)	“Interest Payment Date” means the last Business Day of each month, with the first Interest Payment Date occurring on [●].[3]

(c)	“Interest Period” means, with respect to periods in which clause (ii) of the definition of LIBOR applies, the period beginning on the day after the applicable Interest Payment Date and ending on the next Interest Payment Date.

(d)	“LIBOR” means the greater of (i) 2.5% and (ii) for any Interest Period, the rate equal to the London interbank offered rate administered by ICE Benchmark Administration Limited (or any other Person that takes over the administration of such rate), as published by Reuters (or any other commercially available source providing quotations of such rate as designated by the Holder from time to time) at approximately 11:00 a.m., London time, two (2) Business Days prior to the commencement of such Interest Period, for deposits in Dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period; provided, that in no event shall such rate be less than zero or exceed four percent (4.0%); and provided further, that if a rate determined under clause (ii) is not available at such time for such Interest Period, the parties will work in good faith to agree upon an alternative floating rate.

ARTICLE 4

CONVERSION

4.1 Optional Conversion Right

The Holder has the right (the “Optional Conversion Right”), from time to time and at any time on or prior to 5:00 p.m. (Toronto time) on the earlier of the Business Day immediately preceding (i) the Maturity Date and (ii) the date fixed for redemption of this Note in accordance with terms hereof, to convert all or any portion of the outstanding Principal Amount plus, at the Holder’s option, all accrued and unpaid Interest with respect to such Principal Amount and any unpaid fees, into Class B Subordinate Voting Shares of the Company (the “Shares"), at a price equal to $[●]4 per Share (the “Optional Conversion Price”).

Notwithstanding any other provision of this Agreement, the Optional Conversion Right shall not be exercisable by the Holder (collectively, “Holder Related Parties”) to the extent that, after giving effect to such conversion, the Holder Related Parties would beneficially own or have a right to acquire shares of the Company that, in aggregate, represent: (i) twenty five percent (25%) or more of the votes that could be cast at the annual meeting of the shareholders of the Company; or (ii) twenty five percent (25%) or more of the fair market value of the issued and outstanding shares of the Company at such time.

__________

3 Insert last Business Day of the month in which the Note is issued.

4 For Tranche 1-A and Tranche 1-B Notes, insert $2.55. For Tranche 2 Notes, Tranche 3 Notes and Tranche 4 Notes, insert the lesser of (a) the VWAP (as defined herein) for the twenty (20) consecutive trading days prior to the date the Borrowers requested the applicable Advance, (b) the VWAP (as defined herein) for the twenty (20) consecutive trading days prior to the applicable Funding Date and (iii) $2.55.

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4.2 Exercise of Optional Conversion Right

The Optional Conversion Right may be exercised by the Purchaser by completing and signing a notice of conversion in a form reasonably acceptable to the Company and the Purchaser (the “Optional Conversion Notice”) and delivering the Optional Conversion Notice and this Note to the Borrowers. The Optional Conversion Notice shall provide that the Optional Conversion Right is being exercised, shall specify the amount being converted, and shall set out the date (the “Optional Conversion Issue Date”) on which Shares are to be issued upon the exercise of the Optional Conversion Right (such date to be no earlier than five (5) Business Days and no later than ten (10) Business Days after the day on which the Optional Conversion Notice is delivered to the Borrowers). The conversion shall be deemed to have been effected immediately prior to the close of business on the Optional Conversion Issue Date and the Shares issuable upon conversion shall be deemed to be issued as fully paid and non-assessable at such time. Within ten (10) Business Days after the Optional Conversion Issue Date, a certificate or other evidence of ownership for the required number of Shares shall be issued to the Purchaser. If less than all of the Principal Amount of this Note is the subject of the Optional Conversion Right, then within ten (10) Business Days after the Optional Conversion Issue Date, the Borrowers shall deliver to the Purchaser a replacement Note in the form hereof in the principal amount of the unconverted principal balance hereof and any unconverted portion of any accrued and unpaid Interest and fees, and this Note shall be cancelled. If the Optional Conversion Right is being exercised in respect of the entire Principal Amount of this Note (and, if applicable, all accrued and unpaid Interest and fees), this Note shall be cancelled.

4.3 Accelerated Conversion Right

(a)	If the volume weighted average trading price (“VWAP”) of the Shares on the Canadian Securities Exchange (or such other recognized stock exchange or quotation on which the Shares are listed or quoted for trading) (the “Exchange”) for twenty (20) consecutive trading days equals or exceeds $6.20 per Share (the “Forced Conversion Price”), the Borrowers shall thereafter have the right (the “Accelerated Conversion Right”) to require the Holder to convert up to seventy five percent (75%) of the Principal Amount then outstanding under this Note, plus, at the Holder’s option, all accrued and unpaid Interest and fees (the “Accelerated Conversion”), in exchange for Shares at the Forced Conversion Price.

(b)	If the Accelerated Conversion Right is exercised in accordance with Section 4.4 and results in the conversion to Shares of seventy five (75%) of the then-outstanding principal amount under all of the Notes in the aggregate, then the term of this Note shall be extended such that the “Maturity Date” shall thereafter be the later of (i) the Initial Maturity Date or Extended Maturity Date, as applicable, and (ii) the one year anniversary of the Accelerated Conversion Issue Date (as hereinafter defined), provided that, notwithstanding the foregoing or anything to the contrary in the Operative Documents, the Maturity Date shall be no later than the four (4) year anniversary of the Closing Date.

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4.4 Exercise of Accelerated Conversion Right

The Accelerated Conversion Right may be exercised by the Borrowers by completing and signing a notice of conversion in a form reasonably acceptable to the Company and the Holders (the “Accelerated Conversion Notice”) and delivering the Accelerated Conversion Notice to the Purchaser. The Accelerated Conversion Notice shall provide that the Accelerated Conversion Right is being exercised, shall specify the amount being converted, and shall set out the date (the “Accelerated Conversion Issue Date”) on which Shares are to be issued upon the exercise of the Accelerated Conversion Right (such date to be no earlier than thirty (30) days after the day on which the Accelerated Conversion Notice is issued). The conversion shall be deemed to have been effected immediately prior to the close of business on the Accelerated Conversion Issue Date and the Shares issuable upon conversion shall be deemed to be issued as fully paid and non-assessable at such time. Within ten (10) Business Days after the Accelerated Conversion Issue Date, a certificate or other evidence of ownership for the required number of Shares shall be issued to the Purchaser. In addition, within ten (10) Business Days after the Accelerated Conversion Issue Date, the Borrowers shall deliver to the Purchaser a replacement Note in the form hereof in the principal amount of the unconverted principal balance hereof and any unconverted portion of any accrued and unpaid Interest and fees, and this Note shall be cancelled.

4.5 Adjustment of Conversion Price

The Optional Conversion Price or Forced Conversion Price, as applicable (each of which is referred to in this Section 4.5 as the “Conversion Price”), in effect at any date shall be subject to adjustment from time to time as follows:

(a)	If and whenever at any time prior to the Maturity Date, the Company shall:

(i)	subdivide or redivide the outstanding Shares into a greater number of Shares;

(ii)	reduce, combine or consolidate the outstanding Shares into a smaller number of Shares;

(iii)	issue Shares (or securities convertible into or exchangeable for Shares) to the holders of all or substantially all of the outstanding Shares by way of stock dividend; or

(iv)	make a distribution on its outstanding Shares payable in Shares or securities exchangeable for or convertible into Shares, the Conversion Price in effect on the effective date of such subdivision, redivision, reduction, combination or consolidation or on the record date for such issue of Shares (or securities convertible into or exchangeable for Shares) by way of a stock dividend or other distribution, as the case may be, shall, in the case of the events referred to in Sections 4.5(a)(i), (iii) and (iv) above, be decreased in proportion to the increase in the number of outstanding Shares resulting from such subdivision, redivision or dividend (including, in the case where securities convertible into or exchangeable for Shares are issued, the number of Shares that would have been outstanding had such securities been converted into or exchanged for Shares on such effective or record date) or shall, in the case of the events referred to in Section 4.5(a)(ii) above, be increased in proportion to the decrease in the number of outstanding Shares resulting from such reduction, combination or consolidation on such effective or record date. Such adjustment shall be made successively whenever any event referred to in this Section 4.5(a) shall occur. Any such issue of Shares (or securities convertible into or exchangeable for Shares) by way of a stock dividend or other distribution shall be deemed to have been made on the record date for the stock dividend or other distribution for the purpose of calculating the number of outstanding Shares under Sections 4.5(b) and (g); to the extent that any such securities are not converted into or exchanged for Shares prior to the expiration of the conversion or exchange right, the Conversion Price shall be readjusted effective as at the date of such expiration to the Conversion Price which would then be in effect based upon the number of Shares actually issued on the exercise of such conversion or exchange right.

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(b)	If and whenever at any time prior to the Maturity Date, the Company shall fix a record date for the issuance of rights, options or warrants to all or substantially all the holders of its outstanding Shares entitling them, for a period expiring not more than forty-five (45) days after such date of issue (such period from the record date to the date of expiry being referred to in this Section 4.5(b) as the “Rights Period”), to subscribe for or purchase Shares (or securities convertible into or exchangeable for Shares) (such subscription price per Share (inclusive of any cost of acquisition of securities exchangeable for or convertible into Shares in addition to any direct cost of Shares) being referred to in this Section 4.5(b) as the “Per Share Cost”), the Borrowers shall give written notice to the Purchaser with respect thereto (any of such events herein referred to as a “Rights Offering”), and the Purchaser shall have fifteen (15) days after receipt of such notice (but prior to the Maturity Date or the date fixed for redemption of this Note) to elect to convert any or all of the Principal Amount of this Note into Shares at the then applicable Conversion Price and otherwise on terms and conditions set out in this Note. If the Purchaser validly elects to convert any or all of the Principal Amount of this Note, such conversion shall occur immediately prior to the record date for the issuance of such rights, options or warrants. If the Purchaser elects not to convert any of the Principal Amount of this Note, there shall continue to be an adjustment to the Conversion Price as a result of the issuance of such rights, options or warrants, in the manner hereinafter provided. The Conversion Price will be adjusted effective immediately after the end of the Rights Period to a price determined by multiplying the Conversion Price in effect immediately prior to the end of the Rights Period by a fraction:

(i)	the numerator of which is the aggregate of:

(A)	the number of Shares outstanding as of the record date for the Rights Offering; and

(B)	the number determined by dividing the product of the Per Share Cost and:

1.	where the event giving rise to the application of this Section 4.5(b) was the issue of rights, options or warrants to the holders of Shares under which such holders are entitled to subscribe for or purchase additional Shares, the number of Shares so subscribed for or purchased during the Rights Period, or

7

2.	where the event giving rise to the application of this Section 4.5(b) was the issue of rights, options or warrants to the holders of Shares under which such holders are entitled to subscribe for or purchase securities exchangeable for or convertible into Shares, the number of Shares for which those securities so subscribed for or purchased during the Rights Period could have been exchanged or into which they could have been converted during the Rights Period, by the trading price of the Shares on the Canadian Securities Exchange (or such other recognized stock exchange or quotation on which the Shares are listed for trading) (the “Current Market Price”) as of the record date for the Rights Offering; and

(ii)	the denominator of which is:

(A)	in the case described in subparagraph 4.5(b)(i)(B)(1), the number of Shares outstanding, or

(B)	in the case described in subparagraph 4.5(b)(i)(B)(2), the number of Shares that would be outstanding if all the Shares described in subparagraph 4.5(b)(i)(B)(2) had been issued, as at the end of the Rights Period.

(c)	Any Shares owned by or held for the account of the Company or any subsidiary (as defined in the Securities Act (British Columbia)) of the Company will be deemed not to be outstanding for the purpose of any such computation.

(d)

If by the terms of the rights, options or warrants referred to in Section 4.5(b), there is more than one purchase, conversion or exchange price per Share, the aggregate price of the total number of additional Shares offered for subscription or purchase, or the aggregate conversion or exchange price of the convertible securities so offered, will be calculated for purposes of the adjustment on the basis of:

(1)	the lowest purchase, conversion or exchange price per Share, as the case may be, if such price is applicable to all Shares which are subject to the rights, options or warrants, and

(2)	the average purchase, conversion or exchange price per Share, as the case may be, if the applicable price is determined by reference to the number of Shares acquired.

(e)	To the extent that any adjustment in the Conversion Price occurs pursuant to this Section 4.5(b) as a result of the fixing by the Company of a record date for the distribution of rights, options or warrants referred to in this Section 4.5(b), the Conversion Price will be readjusted immediately after the expiration of any relevant exchange, conversion or exercise right to the Conversion Price which would then be in effect based upon the number of Shares actually issued and remaining issuable after such expiration, and will be further readjusted in such manner upon expiration of any further such right.

8

(f)	[Intentionally Omitted].

(g)	If and whenever at any time prior to the Maturity Date, the Company shall fix a record date for the making of a distribution to all or substantially all the holders of its outstanding Shares of (i) shares of any class other than Shares (or other than securities convertible into or exchangeable for Shares), or (ii) rights, options or warrants (other than rights, options or warrants referred to in Section 4.5(b)), or (iii) evidences of its indebtedness, or (iv) assets (in each case, other than dividends paid in the ordinary course) then, in each such case, the Borrowers shall give written notice to the Purchaser with respect thereto, and the Purchaser shall have fifteen (15) days after receipt of such notice to elect to convert any or all of the Principal Amount of this Note into Shares at the then applicable Conversion Price and otherwise on terms and conditions set out in this Note. If the Purchaser elects to convert any or all of the Principal Amount of this Note, such conversion shall occur immediately prior to the record date for the making of such distribution. If the Purchaser elects not to convert any of the Principal Amount of this Note, there shall continue to be an adjustment to the Conversion Price as a result of the making of such distribution (herein referred to as a “Special Distribution”), determined in the manner hereafter set out in Section 4.5(h). In this Section 4.5(g) the term “dividends paid in the ordinary course” shall include the value of any securities or other property or assets distributed in lieu of cash dividends paid in the ordinary course at the option of shareholders.

(h)	In circumstances described in Section 4.5(g), the Conversion Price will be adjusted effective immediately after such record date to a price determined by multiplying the Conversion Price in effect on such record date by a fraction:

(1)	the numerator of which is:

(A)	the product of the number of Shares outstanding on such record date and the Current Market Price of the Shares on such record date; less

(B)	the aggregate fair market value (as determined by action by the directors of the Company, acting reasonably) to the holders of the Shares of such securities or property or other assets so issued or distributed in the Special Distribution; and

(2)	the denominator of which is the number of Shares outstanding on such record date multiplied by the Current Market Price of the Shares on such record date.

Any Shares owned by or held for the account of the Company or any subsidiary (as defined in the Securities Act (British Columbia)) of the Company will be deemed not to be outstanding for the purpose of any such computation.

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(i)	[Intentionally Omitted]

(j)	In the case of any reclassification of, or other change in, the outstanding Shares (other than a change referred to in Section 4.5(a), Section 4.5(b), or Section 4.5(g) or hereof), the Conversion Price shall be adjusted in such manner, if any, and at such time, as the Board of Directors of the Company determines to be appropriate on a basis consistent with the intent of this Section 4.5(b); provided that if at any time a dispute arises with respect to adjustments provided for in this Section 4.5(j), such dispute will be conclusively determined by the auditors of the Borrowers or if they are unable or unwilling to act, by such other firm of independent chartered accountants as may be selected by action by the directors of the Company, acting reasonably, and any such determination will be binding on the Borrowers and the Purchaser.

(k)	The Borrowers will provide such auditors or accountants with access to all necessary records of the Borrowers. If and whenever at any time after the date hereof there is a reclassification or redesignation of the Shares outstanding at any time or change of the Shares into other shares or into other securities (other than as set out in Section 4.5(a), (b), (g) or (i)), or a consolidation, amalgamation or merger of the Company with or into any other corporation or other entity (other than a consolidation, amalgamation or merger which does not result in any reclassification or redesignation of the outstanding Shares or a change of the Shares into other shares and other than as set forth in 4.5(i) or a transfer of the undertaking or assets of the Company as an entirety or substantially as an entirety to another corporation or other entity (any of such events being called a “Capital Reorganization”), the Purchaser, upon the exercising of the Optional Conversion Right, after the effective date of such Capital Reorganization, will be entitled to receive in lieu of the number of Shares to which the Purchaser was theretofore entitled upon such exercise, the aggregate number of shares, other securities or other property, if any, which the Purchaser would have been entitled to receive as a result of such Capital Reorganization if, on the effective date thereof, the Purchaser had been the registered holder of the number of Shares to which such Purchaser was theretofore entitled upon exercise of the Optional Conversion Right. If determined appropriate by action of the directors of the Company, appropriate adjustments will be made as a result of any such Capital Reorganization in the application of the provisions set forth in this Section 4.5(b) with respect to the rights and interests thereafter of the Purchaser to the end that the provisions set forth in this Section 4.5(b) will thereafter correspondingly be made applicable as nearly as may reasonably be in relation to any shares, other securities or other property thereafter deliverable upon the exercise of the Optional Conversion Right. Any such adjustment must be made by and set forth in an amendment to this Note approved by action by the directors of the Company, acting reasonably, and will for all purposes be conclusively deemed to be an appropriate adjustment.

(l)	In any case in which this Section 4.5(b) shall require that an adjustment shall become effective immediately after a record date for an event referred to herein, the Company may defer, until the occurrence of such event, issuing to the Purchaser before the occurrence of such event, the additional Shares issuable upon such conversion by reason of the adjustment required by such event before giving effect to such adjustment; provided, however, that the Borrowers shall deliver to the Purchaser an appropriate instrument evidencing the Purchaser’s right to receive such additional Shares upon the occurrence of the event requiring such adjustment and the right to receive any distributions made on such additional Shares declared in favour of holders of record of Shares on and after the Issue Date or such later date as the Purchaser would, but for the provisions of this Section 4.5(l), have become the holder of such additional Shares pursuant to Section 4.5(b).

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(m)	The adjustments provided for in this Section 4.5(b) are cumulative and shall apply to successive subdivisions, redivisions, reductions, combinations, consolidations, distributions, issues or other event resulting in any adjustment under the provisions of this Section, provided that, notwithstanding any other provision of this Section, no adjustment of the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the Conversion Price then in effect; provided, however, that any adjustments which by reason of this Section 4.5(m) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

No Conversion Price adjustment will be made to the extent that the Company makes an equivalent distribution to holders of Notes in respect of such Notes. No adjustment to the Conversion Price will be made for distributions or dividends on Shares issuable upon conversion of Notes that have been surrendered for conversion, provided that holders converting their Notes shall be entitled to receive, in addition to the applicable number of Shares, accrued and unpaid interest payable in cash from, and including, the most recent interest payment date to, but excluding, the date of conversion.

4.6 Legend; Transfer Restrictions

(a)	Any certificates or other evidence of ownership representing Shares issued upon conversion of this Note prior to the date that is four months and one day after the date of issue of this Note, and all certificates or other evidence of ownership issued in exchange or in substitution thereof shall bear the following legend:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [●] [INSERT THE DATE THAT IS 4 MONTHS AND A DAY AFTER THE DISTRIBUTION DATE OF THE NOTE].”

provided that at any time subsequent to the date which is four months after the date of issue of this Note, any certificate or other evidence of ownership representing any such Shares may be respectively exchanged for a certificate or other evidence bearing no such legend.

(b)	The Note and the Shares to be issued upon conversion of this Note have not been and will not be registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), or the securities laws of any state of the United States. “United States” and “U.S. person” are as defined in Regulation S under the U.S. Securities Act.

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(c)	Any Shares issued upon conversion of Note in the United States, or to or for the account or benefit of a U.S. person or a person in the United States, will be “restricted securities”, as defined in Rule 144(a)(3) under the U.S. Securities Act. The certificates or DRS statements representing such Shares, as well as all certificates or DRS statements issued in exchange or in substitution therefor, until such time as is no longer required under the applicable requirements of the U.S. Securities Act, or applicable state securities laws, will bear, on the face of such certificate or DRS statement, the following legends:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY; (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT; (C) IN ACCORDANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS; OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, AND, IN THE CASE OF PARAGRAPH (C) OR (D), THE SELLER FURNISHES TO THE COMPANY AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY TO SUCH EFFECT.

THE PRESENCE OF THIS LEGEND MAY IMPAIR THE ABILITY OF THE HOLDER HEREOF TO EFFECT “GOOD DELIVERY” OF THE SECURITIES REPRESENTED HEREBY ON A CANADIAN STOCK EXCHANGE.”

provided, that if the Shares are being sold outside the United States in compliance with the requirements of Rule 904 of Regulation S under the U.S. Securities Act (“Regulation S”) and such Shares were acquired at a time when the Company is a “foreign issuer” as defined in Regulation S, the legends set forth above in this Section 4.6(c) may be removed by providing a declaration to the registrar and transfer agent of the Company, as set forth in Appendix “A” attached hereto (or in such other form as the Company may prescribe from time to time); and provided, further, that, if the Shares are being sold otherwise than in accordance with Rule 904 of Regulation S and other than to the Company, the legends may be removed by delivery to the registrar and transfer agent and the Company of an opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Company that such legends are no longer required under applicable requirements of the U.S. Securities Act or state securities laws.

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(d)	Notwithstanding any provision to the contrary contained herein, no Shares will be issued pursuant to the conversion of any Note if the issuance of such securities would constitute a violation of the securities laws of any applicable jurisdiction, and the certificates or DRS statements evidencing the Shares thereby issued may bear such legend as may, in the opinion of legal counsel to the Company, be necessary in order to avoid a violation of any securities laws of any applicable jurisdiction or to comply with the requirements of any stock exchange on which the Shares of the Company are listed, provided that, at any time, in the opinion of legal counsel to the Company, such legends are no longer necessary in order to avoid a violation of any such laws, or the holder of any such legended certificate or DRS statement, at that holder’s expense, provides the Company with evidence reasonably satisfactory in form and substance to the Company (which may include an opinion of legal counsel of recognized standing in form and substance reasonably satisfactory to the Company) to the effect that such holder is entitled to sell or otherwise transfer such Shares in a transaction in which such legends are not required, such legended certificate or DRS statement may thereafter be surrendered to the Company in exchange for a certificate or DRS statement which does not bear such legend.

4.7 Restriction on Conversion

Notwithstanding anything to the contrary herein or in any other Operative Document, neither the Borrowers nor the Holder shall convert any portion of the Obligations into Shares until on or after October 29, 2020.

ARTICLE 5

PREPAYMENT

5.1 No Early Redemption or Prepayment

Except pursuant to Sections 5.3 and 5.4, the Borrowers shall not be permitted to redeem or repay the Note prior to the Maturity Date without the prior written consent of the Holders holding more than fifty percent (50%) of the aggregate unpaid principal amount outstanding under the Notes.

5.2 Notice of Change of Control

Upon the occurrence of any event constituting or reasonably likely to constitute a Change of Control, the Borrowers shall give written notice to the Purchaser of such Change of Control at least thirty (30) days or, with the prior written consent of the Purchaser, as soon as reasonably possible prior to the effective date of any such Change of Control (the “Change of Control Notice”) and another written notice on or as soon as reasonably practicable after the effective date of such Change of Control (the “Change of Control Closing Notice”).

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5.3 Change of Control Prepayment or Conversion

Notwithstanding anything to the contrary herein, upon receipt of a Change of Control Notice with respect to a Change of Control, the Holder shall, in its sole discretion on or before the closing of the Change of Control, have the right to require the Borrowers to prepay all Obligations then outstanding under this Note in accordance with Section 5.4; provided that, notwithstanding anything to the contrary in Section 5.4, such prepayment may occur prior the first anniversary of the Closing Date, and the “Applicable Premium” (as defined in Section 5.4) applicable to such a Change of Control shall be five percent of the Principal Amount being repaid in connection therewith. For the avoidance of doubt, in connection with any Change of Control, the Holder may, in its sole discretion, elect to convert all or any portion of the Obligations hereunder in accordance with Section 4.1 and/or require the Borrowers to prepay all or any portion of such Obligations on or prior to the closing date of such Change of Control in accordance with this Section 5.3.

5.4 Voluntary Prepayment

Subject to Section 5.3 and the rest of this Section 5.4, beginning on the Second Amendment Effective Date, from time to time the Borrowers shall have the right to repay, in whole or in part, the then outstanding Principal Amount of this Note together with accrued and unpaid Interest and fees, plus the Applicable Premium. For purposes of this Note, “Applicable Premium” means, with respect to any prepayment occurring on or after the Second Amendment Effective Date and before the second anniversary of the Closing Date, five percent (5%) of the Principal Amount being repaid, and thereafter, three percent (3%) of the Principal Amount being repaid. The Borrowers shall notify the Holders in writing of their intent to make prepayment under this Section 5.4 at least ninety (90) days (or such shorter time as is acceptable to the Holder in its sole discretion) prior to the proposed prepayment date, and such notice shall include the Principal Amount, interest, fees and Applicable Premium to be paid on such prepayment date. Such prepayment will be paid by wire transfer of immediately available funds to the account designated by the Holder.

ARTICLE 6

SECURITY

6.1 As security for the Obligations under this Note, each Borrower shall grant to the Collateral Agent, for the benefit of the Holder, a first priority security interest over all of such Borrower’s present and after acquired assets and property in which such Borrower has rights, of whatsoever nature or kind and wherever situated, save and except property specifically excluded in the Securities Purchase Agreement or any security or pledge agreement granted by such Borrower to the Collateral Agent, for the benefit of the Holder, which shall rank pari passu between and among the Holders (the “Security Interest”). The Security Interest shall be evidenced by one or more security or pledge agreements entered into between each Borrower and the Holder.

6.2 This Note is entitled to and shall have the benefit of a cross guarantee by each Borrower and a guaranty by each Subsidiary (collectively, the “Guarantors”), of all of the Obligations of the Borrowers to the Purchaser under or in connection with this Note in favour of the Purchaser dated as of the date of this Note (the “Guarantees”). As security for such Obligations under the Guarantees, each Guarantor shall grant in favour of the Collateral Agent, for the benefit of the Holder, a first priority security interest over all of such Guarantor’s present and after acquired assets and property in which such Guarantor has rights, of whatsoever nature or kind and wherever situated, save and except property specifically excluded in the Securities Purchase Agreement or any security or pledge agreement granted by such Guarantor to the Collateral Agent, for the benefit of the Holder, which shall rank pari passu between and among the Holders. The security granted to the Collateral Agent, for the benefit of the Holder, by each of the Guarantors shall be evidenced by one or more security agreements entered into between the Guarantors and the Holder.

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ARTICLE 7

EVENTS OF DEFAULT

7.1 The occurrence of an “Event of Default” under the Securities Purchase Agreement shall constitute an event of default (“Event of Default”) hereunder.

7.2 Upon and during the continuation of an Event of Default, the Interest Rate shall increase by three percent (3%) per annum, and the Holder shall be entitled to all of the rights and remedies set forth in the Securities Purchase Agreement and available to it under applicable law.

ARTICLE 8

COVENANTS

8.1 Positive Covenants of the Company

So long as any Obligations remain unpaid, the Company shall perform the covenants and actions as set forth in, and in accordance with, the Securities Purchase Agreement.

8.2 Tax Treatment

For United States federal income tax purposes, the parties agree to treat the Notes as convertible debt instruments that are excepted from the contingent payment debt instrument rules of Treas. Reg. § 1.1275-

4. The parties shall file all federal income tax returns and reports in a consistent manner unless otherwise required pursuant to a final “determination” within the meaning of Section 1313 of the Internal Revenue Code of 1986, as amended.

ARTICLE 9

GENERAL MATTERS

9.1 Amalgamation

The Borrowers acknowledge that if, to the extent permitted under the Securities Purchase Agreement, either Borrower amalgamates or merges with any other Person (a) the term “Company” or “U.S. Borrower”, where used herein shall extend to and include the applicable amalgamated or surviving Person, and (b) the term, “Obligations”, where used herein shall extend to and include the Obligations of the Borrowers and the amalgamated Person. Notwithstanding Section 4.5, if this Note is outstanding as of the effective time of the PharmaCann Transaction, the Resulting Issuer (as defined in the Securities Purchase Agreement) shall become a “Borrower” (including to become jointly and severally liable for and receive the benefit of the rights and obligations of the Company) hereunder, and the US Borrower and the Company, upon request of the Holder, shall, and shall cause the Resulting Issuer to, execute such agreements, instruments or other documents as reasonably required in connection with becoming a Borrower hereunder.

9.2 No Modification or Waiver

No modification, variation or amendment of any provision of this Note shall be made without the prior written consent of Holders holding more than fifty percent (50%) of the aggregate unpaid principal amount outstanding under the Notes. The Holder shall not, by any act, delay, omission or otherwise, be deemed to have expressly or impliedly waived any of its rights, powers and/or remedies unless such waiver shall be in writing and executed by an authorized officer of the Holder. Any such waiver shall be enforceable only to the extent specifically set forth therein. A waiver by the Holder of any right, power and/or remedy on any one occasion shall not be construed as a bar to or waiver of any such right, power and/or remedy which the Holder would otherwise have on any future occasion, whether similar in kind or otherwise.

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9.3 Entire Agreement

This Note together with the Securities Purchase Agreement and the other Operative Documents constitute the entire agreement between the parties and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties with respect to the subject matter hereof. There are no other agreements between the parties in connection with the subject matter hereof except as specifically set forth or referred to herein or therein.

9.4 Notice to the Company and the Holder

Any notice to be given to the Borrowers or the Holder shall be in writing and shall be deemed to be validly given if such notice is delivered in accordance with Section 11.6 of the Securities Purchase Agreement.

9.5 Replacement of Note

If this Note shall become mutilated or be lost, stolen or destroyed and in the absence of notice that the Note has been acquired by a bona fide purchaser, the Borrowers shall issue a new Note upon surrender and cancellation of the mutilated Note, or, in the event that a Note is lost, stolen or destroyed, in lieu of and in substitution for the same, and the substituted Note shall be in the form hereof and the Holder shall be entitled to benefits hereof. In case of loss, theft or destruction, the Holder shall furnish to the Borrowers such evidence of such loss, theft or destruction as shall be satisfactory to the Borrowers in their discretion acting reasonably together with an indemnity in form and substance mutually acceptable to the Borrowers and the Holder, each acting reasonably. The applicant shall pay reasonable expenses incidental to the issuance of any such new Note.

9.6 Successors and Assigns

This Note shall inure to the benefit of the Holder and its successors and its permitted assigns and shall be binding upon the Borrowers and each of their successors and permitted assigns.

9.7 Assignment

No Party may assign its rights or benefits under this Note except that the Holder may assign all or any portion of its rights and benefits under this Note to any Person or Persons who may purchase all or part of this Note, subject to compliance with applicable securities laws and the Securities Purchase Agreement.

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9.8 Registered Obligations

The Borrowers shall keep a “register” in which the Borrowers shall provide for the recordation of the name and address of, and the amount of outstanding principal and interest owing to, the Holder or its permitted assignees. The entries in the register shall be conclusive evidence of the amounts due and owing to the Holder or its permitted assignees in the absence of manifest error. The Borrowers, the Holder, and its successors and assigns shall treat each Person whose name is recorded in the register pursuant to the terms hereof as the Holder for all purposes. Notwithstanding anything to the contrary contained in this Note, the Note is a registered obligation and the right, title and interest of the Holder and its assignees in and to this Note shall be transferable only upon notation of such transfer in the register. This Section 9.88 shall be construed so that the Note is at all times maintained in “registered form” within the meaning of Sections 163(f), 871(h)(2) and 881(c)(2) of the Code, and any related regulations (and any other relevant or successor provisions of the Code or such regulations). The register shall be available for inspection by the Holder and its successors and permitted assignees at from time to time upon reasonable prior notice to the Borrowers.

9.9 Invalidity of Provisions

Each of the provisions contained in this Note is distinct and severable and a declaration of invalidity or unenforceability of any such provision by a court of competent jurisdiction shall not affect the validity or enforceability of any other provision hereof or thereof.

9.10 Governing Law

THIS NOTE AND EACH OTHER TRANSACTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REFERENCE TO CONFLICTS OF LAW PROVISIONS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

9.11 Maximum Rate of Interest

Notwithstanding any other provisions of this Note, if the amount of any interest, premium, fees or other monies or any rate of interest required to be paid under this Note or any other document entered into in connection with this Note would, but for this provision, contravene any applicable Law, then such amount or rate of interest shall be reduced to such maximum amount as would not contravene such provisions; and to the extent that any excess has been charged or received the Holder shall apply such excess against the outstanding Obligations and refund to the Borrowers any further excess amount.

9.12 Time of Essence

Time shall be of the essence of this Note and a forbearance by the Holder of the strict application of this provision shall not operate as a continuing or subsequent forbearance.

9.13 Waiver

Each Borrower hereby waives presentment, notice of dishonor, protest and notice of protest. No failure or delay by the Holder in exercising any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right exclude other further exercise thereof or the exercise of any other right.

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9.14 Waiver of Trial by Jury

TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY TO THIS NOTE HEREBY

EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING HEREUNDER OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY TRANSACTION AGREEMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY TO THIS NOTE HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS NOTE MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 9.14 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

9.15 Obligations Joint and Several

All obligations of the Borrowers under this Note are joint and several.

[Signature Page Follows]

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IN WITNESS WHEREOF, each Borrower has caused this Note to be executed by its duly authorized officer as of the date first written above.

MEDMEN ENTERPRISES INC.

Per:
Name:
Title:

MM CAN USA, INC.

Per:
Name:
Title:

ACCEPTED AND AGREED as of the date first written above by:

[______________]

Per:
Name:
Title:

APPENDIX “A”

FORM OF DECLARATION FOR REMOVAL OF LEGEND

TO: Registrar and transfer agent for the shares of MedMen Enterprises Inc. (the “Issuer”)

The undersigned (A) acknowledges that the sale of the ___________ Class B Subordinate Voting Share in the capital of the Issuer represented by certificate number ______ , to which this declaration relates, is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), and (B) certifies that (1) the undersigned is not an “affiliate” (as defined in Rule 405 under the U.S. Securities Act) of the Issuer (except solely by virtue of being an officer or director of the Issuer) or a “distributor”, as defined in Regulation S, or an affiliate of a “distributor”; (2) the offer of such securities was not made to a person in the United States and either (a) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believe that the buyer was outside the United States, or (b) the transaction was executed on or through the facilities of a designated offshore securities market within the meaning of Rule 902(b) of Regulation S under the U.S. Securities Act, and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States; (3) neither the seller nor any affiliate of the seller nor any person acting on their behalf has engaged in any directed selling efforts in connection with the offer and sale of such securities; (4) the sale is bona fide and not for the purpose of “washing off” the resale restrictions imposed because the securities are “restricted securities” (as such term is defined in Rule 144(a)(3) under the U.S. Securities Act); (5) the seller does not intend to replace the securities sold in reliance on Rule 904 of Regulation S under the U.S. Securities Act with fungible unrestricted securities; and (6) the contemplated sale is not a transaction, or part of a series of transactions which, although in technical compliance with Regulation S, is part of a plan or a scheme to evade the registration provisions of the U.S. Securities Act. Unless otherwise specified, terms used herein have the meanings given to them by Regulation S under the U.S. Securities Act.

Dated: ____________________

Signature of Individual (if Seller is an individual)

Authorized signatory signature (if Seller is not an individual)

Name of Seller (please print)

Name of authorized signatory (please print)

Official capacity of authorized signatory (print print)

Affirmation by Seller’s Broker-Dealer

(Required for sales pursuant to Section (B)(2)(b) above)

We have read the representations of our customer ___________ (the “Seller”) contained in the foregoing Declaration for Removal of Legend, dated ______ , 20__, with regard to the sale, for such Seller’s account, of  ________________ Class B Subordinate Voting Shares (the “Securities”) of the Issuer represented by certificate number __________. We have executed sales of the Securities pursuant to Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), on behalf of the Seller. In that connection, we hereby represent to you as follows:

(1)	(no offer to sell Securities was made to a person in the United States;

(2)

the sale of the Securities was executed in, on or through the facilities of the Canadian Securities Exchange or another designated offshore securities market (as defined in Rule 902(b) of Regulation S under the U.S. Securities Act), and, to the best of our knowledge, the sale was not pre-arranged with a buyer in the United States;

(3)	no “directed selling efforts” were made in the United States by the undersigned, any affiliate of the undersigned, or any person acting on behalf of the undersigned; and

(4)

we have done no more than execute the order or orders to sell the Securities as agent for the Seller and will receive no more than the usual and customary broker’s commission that would be received by a person executing such transaction as agent.

For purposes of these representations: “affiliate” means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the undersigned; “directed selling efforts” means any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the Securities (including, but not be limited to, the solicitation of offers to purchase the Securities from persons in the United States); and “United States” means the United States of America, its territories or possessions, any State of the United States, and the District of Columbia.

Legal counsel to the Issuer shall be entitled to rely upon the representations, warranties and covenants contained herein to the same extent as if this affirmation had been addressed to them.

Name of Firm

Per:
Authorized Signatory

[End of Appendix “A”]

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